SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 5, 2011

KEYUAN PETROCHEMICALS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

–––––––––––––––– Copies to: Hunter Taubman Weiss LLP 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 5, 2011, Keyuan Petrochemicals, Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) indicating that based on its review of the Company and pursuant to NASDAQ Listing Rule 5101 and Listing Rule 5250 (c)(1), the NASDAQ staff (the “Staff”) has determined that “continued listing of the Company’s securities on The Nasdaq Stock Market is unwarranted.”

In accordance with the procedures set forth in the NASDAQ Listing Rules, the Company timely appealed the Staff determination, and requested a hearing before a Hearings Panel.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

99.1    Press Release issued by the Company on July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

By:	/s/Chunfeng Tao
Name:	Chunfeng Tao
Title: Dated:	Chief Executive Officer July 11, 2011